-------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 August 6, 1999


                              ACE Securities Corp.
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                       333-56213                 56-2088493
-------------------------                ----------              ------------
State or Other Jurisdiction             (Commission           (I.R.S. Employer
   Of Incorporation)                    File Number)       Identification No.)



6525 Morrison Boulevard, Suite 318
    Charlotte, North Carolina                                      28211
    -------------------------                                    --------
 (Address of Principal Executive Offices)                       (Zip Code)



       Registrant's telephone number, including area code: (704) 365-0569


                                    No Change
           --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events/1/
         ------------


         Attached as Exhibit 23.1 to this Current Report is the consent of PricewaterhouseCoopers LLP to the use of such firm's name under the caption "Experts," and the incorporation by reference of such firm's report dated February 2, 1999 on its audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries, as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, in the Prospectus Supplement (as defined herein) relating to ACE Securities Corp. Home Loan Asset Backed Notes, Series 1999-A (the "Notes"). The Notes are offered pursuant to a prospectus supplement, dated August 6, 1999 (the "Prospectus Supplement"), and a prospectus, dated July 26, 1999 (together with the
Prospectus Supplement, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-56213) (the "Registration Statement").


         Attached as Exhibit 23.2 to this Current Report is the consent of Deloitte & Touche LLP to the use of such firm's name under the caption "Experts," and the inclusion of such firm's report dated August 6, 1999 on its audit of the balance sheet of ACE Securities Corp. Home Loan Trust 1999-A as of August 6, 1999.


         Attached as Exhibit 25 to this Current Report is a Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of First Union National Bank. First Union National Bank is the Indenture Trustee under the Indenture pursuant to which the Notes are being issued.


         Attached as Exhibit 99.1 to this Current Report, ACE Securities Corp. (the "Company") is filing an opinion regarding the legality of the securities being offered and regarding tax matters with the Securities and Exchange Commission as an exhibit to the Company's Registration Statement on Form S-3 (File No. 333-56213).


Item 7.    Financial Statements; Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

         (a)    Not applicable.

         (b)    Not applicable.








----------------------
1 Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.

         (c)    Exhibits:


                23.1       Consent of Independent Accountants
                           (PriceWaterhouseCoopers LLP)

                23.2       Consent of Independent Accountants (Deloitte &
                           Touche LLP)

                25         Form T-1 Statement of Eligibility

                99.1 Opinion of Brown & Wood LLP regarding the legality of the securities being offered and regarding tax matters

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ACE SECURITIES CORP.




                                        By:/s/ Elizabeth Eldridge
                                           -----------------------------
                                           Name:  Elizabeth Eldridge
                                           Title: Vice President




Dated:  August 12, 1999

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.               Description                             Page No.
-----------               -----------                             ---------

23.1                      Consent of Independent Accountants
                          (PricewaterhouseCoopers LLP)                6

23.2                      Consent of Independent Accountants
                          (Deloitte & Touche LLP)                     8

25                        Form T-1 Statement of Eligibility           10

99.1                      Opinion of Brown & Wood LLP
                          regarding the legality of the securities
                          being offered and regarding tax matters     29